UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ZENDESK, INC.

(Name of Registrant as Specified in Its Charter)

Light Street Capital Management, LLC

Light Street Mercury Master Fund, L.P.

Light Street SPV7, L.P.

Light Street Tungsten Master Fund, L.P.

Light Street Halo, L.P.

Glen Kacher

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY-SUBJECT TO COMPLETION DATED SEPTEMBER 13, 2022

LIGHT STREET CAPITAL MANAGEMENT, LLC

September [●], 2022

Dear Fellow Zendesk Stockholders:

The attached proxy statement is being furnished to you by Light Street Capital Management, LLC (together with its affiliates, “Light Street”, “we”, or “us”), in connection with the upcoming special meeting (including any adjournments or postponements thereof, which we refer to as the “Special Meeting”), of stockholders of Zendesk, Inc., a Delaware corporation (“Zendesk” or the “Company”) to be held virtually via live webcast on September 19, 2022, beginning at 10:00 a.m. Pacific Time (unless the Special Meeting is adjourned or postponed).

At the Special Meeting, you will be asked to consider and vote on (a) a proposal to adopt the Agreement and Plan of Merger, dated as of June 24, 2022 (as it may be amended from time to time, which we refer to as the “Merger Agreement”), by and among Zendesk, Zoro BidCo, Inc., a Delaware corporation (which we refer to as “Parent”), and Zoro Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (which we refer to as “Merger Sub”) (such proposal, which we refer to as the “Merger Agreement Proposal”), (b) a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Zendesk’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (which we refer to as the “Compensation Proposal”) and (c) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (which we refer to as the “Adjournment Proposal”). Parent and Merger Sub are affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC. Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Zendesk (which we refer to as the “Merger”), with Zendesk continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent.

The Merger Agreement provides that, subject to certain exceptions, each share of common stock, par value $0.01 per share, of Zendesk (which we refer to as “Zendesk common stock”) issued and outstanding immediately prior to the effective time of the Merger (which we refer to as the “Effective Time”) will at the Effective Time automatically be converted into the right to receive $77.50 in cash, without interest (which we refer to as the “Merger Consideration”), subject to any required tax withholding.

The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

The Merger cannot be completed unless it is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Zendesk common stock entitled to vote thereon at the Special Meeting.

Light Street manages funds that own more than two percent of the Company’s outstanding shares, making us one of the Company’s ten largest current shareholders. We believe the Merger materially undervalues the Company and is not in the best interest of Zendesk stockholders. Accordingly, we urge stockholders of the Company to carefully consider the information contained in the attached proxy statement and then support our efforts by voting on the Company proxy card: (1) AGAINST the Merger Agreement Proposal; (2) AGAINST the Compensation Proposal; and (3) AGAINST the Adjournment Proposal.

The Company’s proxy statement, dated August 8, 2022, with enclosed form of proxy card, was first mailed to Zendesk stockholders on or about August 8, 2022. If you have already voted, you can change or revoke your proxy before the Special Meeting in the manner described in the Company’s proxy statement.

Thank you for your support.

/s/ Glen T. Kacher

Glen T. Kacher
Light Street Capital Management, LLC

PRELIMINARY COPY-SUBJECT TO COMPLETION

DATED SEPTEMBER 13, 2022

SPECIAL MEETING OF STOCKHOLDERS OF

ZENDESK, INC.

PROXY STATEMENT OF

LIGHT STREET CAPITAL MANAGEMENT, LLC

PLEASE MARK THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY PROXY STATEMENT AGAINST THE MERGER PROPOSALS, AND SIGN, DATE AND MAIL SUCH PROXY CARD TODAY

Light Street Capital Management, LLC, Light Street Mercury Master Fund, L.P., Light Street SPV7, L.P., Light Street Tungsten Master Fund, L.P., Light Street Halo, L.P. and Glen Kacher (collectively, “Light Street”, “we” or “us”) are stockholders of Zendesk, Inc., a Delaware corporation (“Zendesk” or the “Company”), who beneficially own in the aggregate 2,726,101 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company.

We are writing to you in connection with the proposed merger of Zoro Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a direct wholly owned subsidiary of Zoro BidCo, Inc., a Delaware corporation (“Parent”), with and into Zendesk (the “Merger”), with Zendesk continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent. The Merger would result in the acquisition of the Company by an investor group led by Hellman & Friedman LLC (“H&F”) and Permira Advisers LLC (“Permira”). Parent and Merger Sub are each affiliated with H&F and Permira.

In connection with the proposed Merger, Zendesk entered into an Agreement and Plan of Merger, dated as of on June 24, 2022, with Parent and Merger Sub (the “Merger Agreement”). The Board of Directors of Zendesk (the “Board”) has scheduled a special meeting of stockholders for the purpose of considering and voting on certain proposals relating to the proposed Merger (including any adjournments or postponements thereof, the “Special Meeting”). The Special Meeting is scheduled to be held virtually via live webcast on September 19, 2022, beginning at 10:00 a.m. Pacific Time.

As described in this Proxy Statement, Light Street is urging stockholders of the Company to vote AGAINST each of the Company proposals to be considered at the Special Meeting, each as described in greater detail in the Company’s proxy statement, dated August 8, 2022 (the “Company’s Proxy Statement”), and first mailed to Zendesk stockholders on or about August 8, 2022 (such proposals, the “Merger Proposals”):

1. The Company’s proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2. The Company’s proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to named executive officers of the Company that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3. The Company’s proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Light Street strongly opposes each of the Merger Proposals because it believes the Merger materially undervalues the Company, is poorly conceived and ill-advised, and is not in the best interests of the Company’s stockholders. You should refer to the information set forth under the heading “REASONS FOR THE SOLICITATION” in this Proxy Statement for a more detailed explanation of our reasons for opposing the Merger Proposals.

We believe that the first step towards maximizing value at Zendesk is by voting AGAINST the Merger Proposals. The second step is for the Board to constructively engage with us regarding our Alternative Proposal (see “Reasons for the Solicitation” on page 12), which includes a recapitalization of Zendesk, a $5 billion tender offer at $82.50 per share, an expansion of the Board to ten seats, and a selection of five qualified nominees to fill the two vacant positions and replace three existing Directors. We believe these steps, taken together, represent an exciting opportunity for stockholders to have a direct voice in protecting the value of their investment in Zendesk while ensuring that management and the Board are held accountable and re-focused on exploring the best alternatives available for maximizing shareholder value.

The Company has set August 4, 2022, as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 989 Market Street, San Francisco, CA 94103. Stockholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. According to the Company’s proxy statement, as of the Record Date, there were 123,465,884 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

As of the date of the Proxy Statement, Light Street beneficially owns 2,726,101 shares of Common Stock. We intend to vote our Shares AGAINST the Merger Proposals.

This Proxy Statement is first being furnished to the Company’s stockholders on or about September [●], 2022.

LIGHT STREET URGES YOU TO MARK THE PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT (THE “COMPANY PROXY CARD”) AGAINST THE MERGER PROPOSALS, AND TO SIGN, DATE AND RETURN SUCH COMPANY PROXY CARD TO THE COMPANY.

THIS SOLICITATION IS BEING MADE BY LIGHT STREET AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY RETURNED THE COMPANY PROXY CARD, THAT WAS FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, VOTING FOR THE MERGER PROPOSALS, YOU MAY STILL REVOKE THAT PROXY AND VOTE AGAINST THE MERGER PROPOSALS BEFORE THE SPECIAL MEETING IN THE MANNER DESCRIBED IN THE COMPANY’S PROXY STATEMENT. THE LATEST DATED COMPANY PROXY CARD IS THE ONLY ONE THAT COUNTS.

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Light Street urges you to sign, date, and return the Company Proxy Card enclosed with the Company’s Proxy Statement today to vote AGAINST the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.

•

If your shares of Common Stock are registered in your own name, please mark the Company Proxy Card enclosed with the Company’s Proxy Statement AGAINST the Merger Proposals, sign and date it and return it in the postage-paid envelope provided by the Company.

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If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote.

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If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee.

If you have already voted, you can change or revoke your proxy before the Special Meeting in the manner described in the Company’s Proxy Statement and as described below:

If you are the record holder of your shares, you may change or revoke your proxy by any of the following actions:

•	You may vote again over the Internet or by telephone as instructed on the Company Proxy Card before the closing of the voting facilities at 11:59 p.m. Eastern Time on September 18, 2022.

•	You may submit another properly signed Company Proxy Card with a later date, provided such Company Proxy Card is received no later than 11:59 p.m. Eastern Time on September 18, 2022.

•

You may send a signed written notice that you are revoking your proxy to Zendesk’s Corporate Secretary at 989 Market Street, San Francisco, CA 94103, provided such written notice is received no later than the close of business on September 16, 2022.

•	You may attend the Special Meeting and vote thereat. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting with your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number.

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	On June 24, 2022, the Company filed a Form 8-K announcing its entry into the Merger Agreement.

•	On August 8, 2022, the Company filed its definitive proxy statement with the Securities and Exchange Commission (the “Company’s Proxy Statement”).

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On August 28, 2022, Light Street sent a letter to the Board (the “August 28 Letter”), declaring its intent to vote against the proposed Merger, and expressing its concern that the proposed Merger materially undervalues the Company and is detrimental to shareholder interests. In the August 28 Letter, Light Street also called on the Board to consider an alternative proposal, including a recapitalization of Zendesk, a $5 billion tender offer at $82.50 per share, an expansion of the Board to ten seats, and a selection of five qualified nominees to fill the two vacant positions and replace three existing Directors (the “Alternative Proposal”).

•

On August 29, 2022, Light Street issued a press release declaring its intent to vote against the proposed Merger, and expressing its concern that the proposed Merger materially undervalues the Company and is detrimental to shareholder interests.

•	Also on August 29, 2022, Glen Kacher, Chief Investment Officer of Light Street, participated in an interview with CNBC discussing the Company and the proposed Merger.

•	On September 1, 2022, Zendesk filed a Form 8-K disclosing that it made available an investor presentation regarding the Alternative Proposal.

•

Also on September 1, 2022, Zendesk issued a press release announcing the Board’s determination that the Alternative Proposal is neither a Superior Proposal nor reasonably likely to lead to a Superior Proposal under the terms of the Merger Agreement.

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On September 12, 2022, Light Street issued a press release and sent a letter to the Board urging the Board to delay the shareholder vote to be held at the Special Meeting and to constructively engage in good faith with its shareholders.

•

On September 12, 2022, Zendesk issued a press release reiterating its belief that the consortium acquisition provides superior value and certainty for all stockholders relative to the Alternative Proposal.

•

On September 13, 2022, Light Street filed this preliminary proxy statement with the Securities and Exchange Commission, urging the Company’s shareholders to vote AGAINST the Merger Proposals on the Company Proxy Card.

REASONS FOR THE SOLICITATION

We do not believe the acquisition of Zendesk by an investor group led by Hellman & Friedman LLC (“H&F”) and Permira Advisers LLC (“Permira”) is in the best interest of Zendesk stockholders for the following reasons:

The Merger Consideration Is More Than 40% Below the Offer Initially Rejected by the Board

In February 2022, the Board rejected an unsolicited offer of $127-132 per share1 in order for the Company to remain independent and continue pursuing the acquisition of Momentive Global Inc. (“Momentive”) despite clear stockholders condemnation. The ill-conceived attempt to acquire Momentive ultimately garnered support from less than 10% of the Company’s stockholders2. Subsequently, the Board approved and is now asking for stockholders to support a sale of the Company for $77.50 per share. There is no justifiable reason to sell the Company at a price more than 40% below the offer initially rejected by the Board.

Following a detailed review of the Company Proxy Statement, the events suggest that, after a series of self-inflicted missteps paired with a backdrop of macroeconomic uncertainty, the Board was willing to sell at any price, submitting to a sophisticated buyer resulting in a price to Zendesk stockholders that does not reflect fair value nor the future appreciation potential of Zendesk’s shares. We believe the Company is worth far more now, and in the future, as an independent company than the contemplated sale price derived under manufactured duress.

The Merger Proposal Runs Against the Company’s Strategic Plan Announcement and Materially Undervalues Zendesk

On June 9, 2022, the Company announced that the Board had conducted and completed a comprehensive review of strategic alternatives aimed at enhancing shareholder value, and has unanimously determined that continuing to execute on the Company’s strategic plan as an independent, public company was in the best interest of the Company and its shareholders (the “Strategic Plan Announcement”).3 We believe this announcement triggered many event-driven stockholders to rotate out of the stock, sending share prices to an artificially depressed level given the temporary imbalance of buyers and sellers. To further exacerbate the situation, the Board failed to make any attempt to support their determination. We believe that, through its own making, the Board had created a challenging (but temporary) market reaction where the only path forward was to prudently run the business on a standalone basis. However, on June 24, 2022, just fifteen days after the Strategic Plan Announcement, the Company executed the Merger Agreement.

While the Company Proxy Statement is presenting the Merger Consideration as representing a premium value for Zendesk stockholders over the closing price of Zendesk common stock as of June 23, 2022, the Company Proxy Statement fails to acknowledge that the share price had already been negatively affected (creating a discount) because of (i) the prolonged shareholder battle over the failed Momentive transaction and subsequent eroding shareholder confidence in Zendesk’s management and the Board, and (ii) the near-term trading dynamics of the Strategic Announcement causing an outflow of event-driven investors without giving the appropriate time for the share price to stabilize.

Accordingly, we believe that the Merger Consideration of $77.50 per share represents only a modest premium to the artificially low trading levels that the Company’s stock had only seen during the depths of COVID uncertainty and dating back to January 2019. As such, the Merger materially undervalues the Company and is detrimental to shareholder interests.

[1]	See Press Release issued by Zendesk on February 10, 2022.
[2]	See Zendesk’s Form 8-K filed with the SEC on February 25, 2022.
[3]	See Press Release issued by Zendesk, Inc. on June 9, 2022.

The Merger is an Opportunity for the Proposed Buyers at the Expense of Zendesk Stockholders

The Zendesk sale process was conducted in a clearly challenging environment. We believe that the initial offers to purchase Zendesk would have represented one of the largest private equity buyouts in software history, utilizing over $10 billion of equity capital, a feat requiring robust capital markets execution. Instead, the condition of the capital markets rapidly deteriorated, significantly weakening the sale process as private equity sponsors struggled to secure a sufficient quantum of equity capital to consummate a transaction.

Affiliates of H&F and Permira, the proposed buyers, are sophisticated private equity sponsors that specialize in identifying undervalued assets and transacting at an opportune time. The amount of the Merger Consideration presents the opportunity for these proposed buyers to make greater than 5.0x their money, suggesting that in a market environment where co-investment dollars are more readily available, a private equity sponsor would be willing to pay well in excess of the proposed deal price. The lack of available co-investment capital to private equity firms does not determine intrinsic value, yet the Board allowed this factor to meaningfully influence the ultimate outcome. As a result, we believe an acquisition of the Company far below its fair value represents an incredible investment opportunity for the proposed buyers that will come at the expense of the Company’s current stockholders.

Recent Board Actions Raise Red Flags

Given that the Company’s 2021 annual meeting of stockholders was held on May 18, 2021, and the Company’s 2022 annual meeting of stockholders was held on August 17, 2022, we believe the Board purposefully delayed Zendesk’s annual meeting of stockholders for months, preventing stockholders from selecting a competing slate of board nominees. In addition, in reviewing the timeline of events, we are very disappointed by the Board’s approval of the Merger Agreement on June 23, 2022, just four days following the deadline for submission of stockholder proposals pursuant to Rule 14a-8 under the Security Exchange Act of 1934.4 In doing so, the Board ensured that investors had little recourse and insufficient time to submit director nominations or alternative business proposals as a part of Zendesk’s 2022 annual meeting of stockholders. We believe these actions manipulated the makeup of the Board and circumvented shareholder rights, are in breach of the Board’s fiduciary obligations, and demonstrate a common theme – active obstruction of shareholder rights and destruction of shareholder value.

Zendesk Ceasing to Exist as an Independent Public Company Following the Consummation of the Merger is Not in the Best Interest of Zendesk’s Stockholders

As the Board rightly concluded following its strategic review, and as disclosed in the Strategic Plan Announcement, it is in the best interest of Zendesk and its shareholders for Zendesk to remain a standalone public company. Zendesk is a high quality, market-leading franchise that is mission-critical for the customers that it serves. Zendesk is a rare combination of growth and scale, delivering annualized recurring revenue of more than $1.6 billion and revenue growth in excess of 25% for 23 of the last 25 quarters. The structural profitability and predictability of its recurring SaaS business model create a resilience to near-term headwinds. We believe that, if Zendesk is operated as a standalone business focused on driving enhanced profitability, under new leadership and with a fresh Board perspective, Zendesk stockholders can realize private equity style returns in the public markets.

Under our Alternative Proposal, we propose a recapitalization of the business, consisting of a $2 billion preferred equity investment arranged by Light Street and a $2 billion incremental debt facility. Together with $1 billion of cash from the balance sheet, Zendesk would conduct a $5 billion tender offer at $82.50 per share.

[4]	See Zendesk’s Definitive Proxy Statement on Form DEFM14A filed with the SEC on August 8, 2022.

The cash sources and uses of such a transaction would be as follows ($ in millions):

Cash Sources and Uses

Cash Sources		Cash Uses
New Debt Facility	$2,000	Tender and Buybacks	$5,000
Cash from Balance Sheet	$1,381	Financing Fees	$102
Preferred Equity	$2,000	Transaction Fees	$25
		Break-up Fee	$254

Total Sources	$5,381	Total Uses	$5,381

Pro-Forma Capitalization

Prior to Recapitalization		Post Recapitalization
Existing Debt	$1,360	Existing Debt	$1,360
New Debt Facility	$0	New Debt Facility	$2,000
(Cash)	($1,632)	(Cash)	($251)

Net Debt	($272)	Net Debt	$3,108

The pro forma ownership and voting power of such a transaction, after accounting for the preferred equity voting rights,5 would be as follows:

Pro-Forma Ownership and Voting

				%
	Existing Shares	%	Pro-Forma Shares	Ownership	Voting
Existing Common Equity	123.5	94%	62.9	66%	34%
New Preferred Equity	0.0	0%	24.2	26%	66%
RSUs	6.5	5%	6.5	7%	0%
Options (TSM)	1.2	1%	1.2	1%	0%

Total Shares (Fully Diluted)	131.1	100%	94.7	100%	100%

[5]	Preferred equity receives five votes per preferred share.

For the purpose of our analysis, we use the conservative, board approved management forecast (referred to as the “June 2022 Case”)6 revenue and apply an illustrative margin profile achievable through a focus on profitable growth. The resulting adjusted forecast is as follows ($ in millions):

Illustrative Standalone Case

Utilizing our proposed capital structure and the above forecast, we would expect Zendesk stockholders to generate an attractive return of approximately 2.5x their money and 35% IRR between now and the end of 2025 based on a 20.0x EBITDA multiple on 2026E EBITDA.7 We believe that 20.0x next twelve months (“NTM”) EBITDA is a fair and conservative estimate based on the historical trading ranges of the mature selected public companies8 used by Qatalyst in its fairness opinion, which have traded at an average of 28.4x NTM EBITDA and over 24.6x NTM EBITDA on a trailing five and ten year basis, respectively, and which collectively currently trade at an average of 20.1x NTM EBITDA.

[6]	See Company Proxy Statement at page 64.
[7]	Assumes deal closes on Dec. 31, 2022, returns based on appreciation from current offer of $77.50 per share and assuming tender price of $82.50 per share.
[8]

We define mature selected public companies as Adobe, Intuit, Salesforce, and Workday, the only selected public companies in the Qatalyst fairness opinion with greater than $5 billion in 2022E revenue. Excludes EBITDA multiples greater than 50.0x (only impacting Workday).

Illustrative Standalone Case Price Target @ 12/31/2025

We Believe there is a Better Path Forward for Zendesk

Based on our analysis, we believe our Alternative Proposal should be deemed a Superior Proposal under the Merger Agreement and would result in a superior outcome for all Zendesk stakeholders. Specifically:

1.

Long-term stockholders: The Alternative Proposal would enable existing stockholders who want to benefit from the Company’s long-term value creation plan and potential upside to maintain ownership of their shares, potentially realizing a share price in excess of $180-200 by the end of 2025.

2.

Event-driven and short-term stockholders: The Alternative Proposal would allow existing stockholders who would like to sell their shares to do so in a tender offer at $82.50 per share, representing a 6.5% premium to the current offer price stipulated in the Proposed Transaction.

3.

Zendesk employees: The Alternative Proposal would enable Zendesk employees to reap the benefits of their hard work and capture the equity appreciation commensurate with the anticipated value appreciation rather than being forced to sell their shares today at the artificially depressed transaction price.

4.

Zendesk customers: The Alternative Proposal would provide Zendesk customers peace of mind knowing that Zendesk can continue to invest in product innovation and maintain a strong public profile versus an abrupt shift to “harvest mode” seen in many private equity buyouts.

5.	Zendesk Board of Directors: The Alternative Proposal would allow the Board members to correct a serious breach of fiduciary duties to the stockholders following a series of value destroying actions.

The summary of the step-by-step execution plan for our Alternative Proposal is outlined below:

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Step 1: Enter into an agreement with Light Street and other investors who will make a $2 billion preferred equity investment and collaborate with the Company to raise a $2 billion incremental debt facility. Initiate a $5 billion cash tender offer to purchase Zendesk shares at $82.50 per share, with any remaining portion of this amount not used in the tender to be used in open market share buybacks.

We believe there is significant investor demand for Zendesk at current price levels if operating under new management and with improved Board oversight. Light Street will arrange an investment of an aggregate principal amount of $2 billion in a convertible preferred security with a conversion price of $82.50 per share. Upon completion of the transaction, the preferred equity class would represent ~66% of the fully diluted total voting power represented by the outstanding voting securities of Zendesk. In addition to the abovementioned equity investment, Light Street and Zendesk will raise a $2 billion incremental debt facility. Using the new proceeds, Zendesk will initiate a $5 billion cash tender offer at $82.50 per share and authorize an open market share buyback program to utilize remaining proceeds (if any) that are not used in the tender. This will serve the purpose of providing existing fundamental stockholders the ability to maintain their equity ownership as Zendesk embarks on a new chapter while also alleviating the potential selling pressure associated with the termination of a full sale of the business.

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Step 2: Revise and issue a complete operating plan considering current business conditions with a renewed focus on driving significant operating margin expansion, resulting in operating margins that should be no less than 20% in 2023E. We believe that insufficient effort has been put into formulating a realistic operating plan with the appropriate balance of growth and profitability. We expect that this operational leverage will be achieved through increased focus on sales efficiency and R&D investment, as well as a continued reduction in the existing real estate footprint. Zendesk’s Sales and Marketing headcount growth has outpaced total revenue growth in each of the last four years. Although we appreciate the forward investment in moving up-market into enterprise accounts, we believe that the decreased sales efficiency is a result of mediocre execution and lack of focus to date and should be readily rectified.

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Step 3: Expand the Board to ten seats. Light Street and other preferred equity stockholders would select five qualified nominees to fill the two vacant positions and replace three existing Directors. Form a special committee of the Board to conduct a thorough process to identify and hire a successor Chief Executive Officer with a track record of successfully navigating a software business to profitable growth, with Mr. Svane continuing in the role of Chairman. We believe that the events of last year have significantly eroded stockholder trust in the existing Board, requiring meaningful change going forward.

We believe that the first step towards maximizing value at Zendesk is by voting AGAINST the Merger Proposals. The second step is for the Board to constructively engage with us regarding our Alternative Proposal. We believe these steps, taken together, represent an exciting opportunity for stockholders to have a direct voice in protecting the value of their investment in Zendesk while ensuring that management and the Board are held accountable and re-focused on exploring the best alternatives available for maximizing shareholder value.

PROPOSAL NO. 1

MERGER AGREEMENT PROPOSAL

In connection with the Merger, you are being asked by the Company to approve the Merger Agreement Proposal.

As discussed in detail in the Company’s Proxy Statement, approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

For the reasons discussed in the “Reasons for the Solicitation” section of this Proxy Statement, we oppose the proposed Merger as we believe that the Merger is not in the best interests of the Company and its stockholders. To that end, we urge you to vote AGAINST the Merger Agreement Proposal at the Special Meeting.

LIGHT STREET URGES YOU TO VOTE AGAINST THE MERGER AGREEMENT PROPOSAL ON THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT AND INTENDS TO VOTE ITS SHARES AGAINST THIS PROPOSAL.

PROPOSAL NO. 2

COMPENSATION PROPOSAL

In connection with the Merger, you are being asked by the Company to approve on an advisory (nonbinding) basis, the compensation that may be paid or become payable to named executive officers of the Company that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

As discussed in detail in the Company’s Proxy Statement, approval of the Compensation Proposal requires the affirmative vote of a majority of the shares of Common Stock properly cast for the Compensation Proposal. The approval of the Compensation Proposal is advisory (nonbinding) and is not a condition to the completion of the Merger.

LIGHT STREET URGES YOU TO VOTE AGAINST THE COMPENSATION PROPOSAL ON THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT AND INTENDS TO VOTE ITS SHARES AGAINST THIS PROPOSAL.

PROPOSAL NO. 3

ADJOURNMENT PROPOSAL

You are being asked by the Company to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

As discussed in detail in the Company’s Proxy Statement, approval of the Adjournment Proposal (a) when a quorum is present, requires the affirmative vote of a majority of the shares of Common Stock properly cast for the Adjournment Proposal, and (b) when a quorum is not present, requires the affirmative vote of the holders of shares of Common Stock representing a majority of the voting power present in person or represented by proxy at the Special Meeting.

According to the Company’s Proxy Statement, if the stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from the stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Agreement Proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.

LIGHT STREET URGES YOU TO VOTE AGAINST THE ADJOURNMENT PROPOSAL ON THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT AND INTENDS TO VOTE ITS SHARES AGAINST THIS PROPOSAL.

CONSEQUENCES OF DEFEATING THE MERGER PROPOSALS

The adoption of the Merger Agreement by Zendesk stockholders is a condition to the consummation of the Merger.

If the Merger Agreement is not adopted by Zendesk stockholders or if the Merger is not completed for any other reason, the Merger cannot be consummated, and Zendesk stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Common Stock pursuant to the Merger Agreement. Instead, Zendesk will remain an independent public company, Zendesk common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and Zendesk will continue to file periodic reports with the Securities and Exchange Commission.

Parent will be entitled to receive a termination fee of $254 million from Zendesk (the “Termination Fee”) if the Merger Agreement is terminated:

•

(a) prior to the termination of the Merger Agreement, an Alternative Proposal (as such term is defined in the Merger Agreement) (substituting 50% for the 20% threshold set forth in the definition of “Alternative Proposal” in the section of the Company’s Proxy Statement entitled “Restrictions on Solicitation of Alternative Proposals” (as substituted, a “Qualifying Transaction”)) is publicly made to Zendesk or publicly proposed, publicly announced or publicly disclosed prior to, and not withdrawn at least 2 business days prior to, the Special Meeting or, in the case of a termination pursuant to the Zendesk Breach Termination Right (as such term is defined in the Company’s Proxy Statement), an Alternative Proposal has been provided to Zendesk management, the Board or any committee thereof, and not withdrawn at least two business days prior to, the Special Meeting, (b) the Merger Agreement is terminated by Parent or Zendesk pursuant to the End Date Termination Right (as such term is defined in the Company’s Proxy Statement), the Special Meeting Termination Right (as such term is defined in the Company’s Proxy Statement) or the Zendesk Breach Termination Right (as such term is defined in the Company’s Proxy Statement), as applicable, and (c) within 12 months after such termination, Zendesk enters into a definitive agreement for, or consummates, any Qualifying Transaction that is subsequently consummated, such Termination Fee to be paid upon consummation of the Qualifying Transaction; or

•

by Zendesk pursuant to the Superior Proposal Termination Right (as such term is defined in the Company’s Proxy Statement) or by Parent pursuant to the Change of Recommendation Termination Right (as such term is defined in the Company’s Proxy Statement), such Termination Fee to be paid substantially concurrently with the termination by Zendesk pursuant to the Superior Proposal Termination Right or within two business days after termination by Parent pursuant to the Change of Recommendation Termination Right.

If Zendesk fails to pay in a timely manner the Termination Fee, then Zendesk must (a) reimburse Parent for all costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amounts, including in connection with any related claims, actions or proceedings commenced and (b) pay to Parent interest on the Termination Fee, from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made; provided that in no event shall such costs, expenses and interest set forth in the preceding clauses (a) and (b) exceed $10,000,000 in the aggregate.

VOTING AND PROXY PROCEDURES

According to the Company’s Proxy Statement, only Zendesk stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof. Each Zendesk stockholder will be entitled to one vote for each such share owned at the close of business on the Record Date. According to the Company’s Proxy Statement, as of the Record Date, there were 123,465,884 shares of Zendesk common stock outstanding and entitled to vote at the Special Meeting.

According to the Company Proxy Statement, for the Company Proxy Card to be counted, the Company must receive it before 11:59 p.m. Eastern Time on September 18, 2022.

All shares represented by properly signed and dated proxies received by the deadline indicated above will be voted at the Special Meeting in accordance with the instructions of the Zendesk stockholder. Properly signed and dated proxies marked AGAINST each Merger Proposal will be voted: (1) AGAINST the Merger Agreement Proposal; (2) AGAINST the Compensation Proposal; and (3) AGAINST the Adjournment Proposal.

Properly signed and dated proxies that do not contain voting instructions will be voted: (1) FOR the Merger Agreement Proposal; (2) FOR the Compensation Proposal; and (3) FOR the Adjournment Proposal.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee.

If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote thereat, it will have the same effect as if you voted AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will not have any effect on the Compensation Proposal or the Adjournment Proposal.

If a stockholder sells or transfers such stockholder’s shares of Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between such stockholder and the person to whom such stockholder sells or otherwise transfers such shares and each such person notifies the Company in writing of such special arrangements, such stockholder will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom such stockholder sells or transfers such shares, but such stockholder will retain such stockholder’s right to vote those shares at the Special Meeting.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

According to the Company’s Proxy Statement, the presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock entitled to vote on the Record Date will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.

If a quorum is present at the Special Meeting, for stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, the abstention will have the same effect as if the stockholder voted AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal and the Adjournment Proposal. If a quorum is not present, abstentions will have the same effect as a vote AGAINST the Adjournment Proposal.

A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. The rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no broker will be permitted to vote a stockholder’s shares of Common Stock at the Special Meeting without receiving instructions. Failure to instruct the broker on how to vote the shares will have the same effect as a vote AGAINST the Merger Agreement Proposal.

VOTES REQUIRED FOR APPROVAL

Approval of the Merger Agreement Proposal: According to the Company’s Proxy Statement, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the Merger Agreement Proposal. Adoption of the Merger Agreement by Zendesk stockholders is a condition to the consummation of the Merger.

Approval of the Compensation Proposal: According to the Company’s Proxy Statement, the affirmative vote of the holders of a majority of the shares of Common Stock properly cast for the Compensation Proposal is required to approve, on an advisory (nonbinding) basis, the Compensation Proposal.

Approval of the Adjournment Proposal: According to the Company’s Proxy Statement, the affirmative vote of either (a) a majority of the shares of Common Stock properly cast for the Adjournment Proposal, when a quorum is present, or (b) the affirmative vote of the holders of the shares of Common Stock representing a majority of the voting power present in person or represented by proxy at the Special Meeting, when a quorum is not present, is required, as applicable, for approval of the Adjournment Proposal.

REVOCATION OF PROXIES

If you are the record holder of your shares, you may change or revoke your proxy by any of the following actions:

•	You may vote again over the Internet or by telephone as instructed on the Company Proxy Card before the closing of the voting facilities at 11:59 p.m. Eastern Time on September 18, 2022.

•	You may submit another properly signed Company Proxy Card with a later date, provided such Company Proxy Card is received no later than 11:59 p.m. Eastern Time on September 18, 2022.

•

You may send a signed written notice that you are revoking your proxy to Zendesk’s Corporate Secretary at 989 Market Street, San Francisco, CA 94103, provided such written notice is received no later than the close of business on September 16, 2022.

•	You may attend the Special Meeting and vote thereat. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the virtual Special Meeting with your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number.

In addition, we request that photostatic copies of all revocations be mailed to Light Street at the following address: 505 Hamilton Avenue, Palo Alto, California 94301, so that we will be aware of all revocations and can more accurately determine if and when proxies marked against each Merger Proposal have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	When and where is the Special Meeting?

A:	The Special Meeting will held virtually via live webcast on September 19, 2022, beginning at 10:00 a.m. Pacific Time (unless the Special Meeting is adjourned or postponed).

Q:	Who is entitled to vote at the Special Meeting?

A:	Only Zendesk stockholders as of the Record Date (August 4, 2022) are entitled to notice of the Special Meeting and to vote at the Special Meeting.

Q.	What am I being asked to vote on at the Special Meeting?

A.	You are being asked to vote on the following three proposals:

•	to approve the Merger Agreement Proposal;

•	to approve the Compensation Proposal; and

•	to approve the Adjournment Proposal.

The approval of the Merger Agreement Proposal by Zendesk stockholders is a condition to the consummation of the Merger. The approval of the Compensation Proposal is not a condition to the completion of the Merger.

Please see the sections entitled “Proposal 1: Merger Agreement Proposal”, “Proposal 2: Compensation Proposal” and “Proposal 3: Adjournment Proposal” for more about each of these proposals.

Q:	How should I vote on the Merger Agreement Proposal?

A:	We recommend that you vote AGAINST the Merger Agreement Proposal on the Company Proxy Card enclosed with the Company Proxy Statement.

Q:	How should I vote on the Compensation Proposal?

A:	We recommend that you vote AGAINST the Compensation Proposal on the Company Proxy Card enclosed with the Company’s Proxy Statement.

Q:	How should I vote on the Adjournment Proposal?

A:	We recommend that you vote AGAINST the Adjournment Proposal on the Company Proxy Card enclosed with the Company’s Proxy Statement.

Q:	What vote is required to approve the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal?

A:

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt the Merger Agreement. The affirmative vote of the holders of a majority of the shares of Common Stock properly cast for the Compensation Proposal is required to approve the Compensation Proposal. The affirmative vote of either (a) a majority of the shares of Common Stock properly cast for the Adjournment Proposal, when a quorum is present, or (b) the affirmative vote of the holders of the shares of Common Stock representing a majority of the voting power present in person or represented by proxy at the Special Meeting, when a quorum is not present, is required, as applicable, for approval of the Adjournment Proposal.

If a quorum is present at the Special Meeting, the failure of any Zendesk stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet or by telephone; or (c) vote virtually at the Special Meeting will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal and the Adjournment Proposal. Each “broker non-vote” will also count as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is not present, abstentions will have the same effect as a vote AGAINST the Adjournment Proposal. If you properly sign the Company Proxy Card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) FOR the Merger Agreement Proposal; (2) FOR the Compensation Proposal; and (3) FOR the Adjournment Proposal.

Q.	How may I vote?

A.

According to the Company’s Proxy Statement, if you are a Zendesk stockholder of record (that is, if your shares of Common Stock are registered in your name with Computershare), there are four ways to vote:

•

Internet: vote at www.proxyvote.com in advance of the Special Meeting. The Internet voting system is available 24 hours per day until 11:59 p.m. Eastern Time on September 18, 2022. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions;

•

Telephone: Use the telephone number shown on the Company Proxy Card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on September 18, 2022. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions;

•	Mail: Mark your voting instructions on the Company Proxy Card enclosed with the Company’s Proxy Statement and sign, date and return it in the postage-paid envelope provided by the Company.

•

At the Special Meeting: Shares held directly in your name as a Zendesk stockholder of record may be voted at the Special Meeting via the Special Meeting website. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee.

If your shares of Common Stock are held “in street name” by a bank, broker or other nominee, the holder of your shares will provide you with a copy of the Company’s Proxy Statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone.

Q:	May I change my vote after I have mailed my signed and dated proxy card?

A:	Yes. You can change or revoke your proxy before the Special Meeting in the manner described in the Company’s Proxy Statement.

If you are the record holder of your shares, you may change or revoke your proxy by any of the following actions:

•	You may vote again over the Internet or by telephone as instructed on the Company Proxy Card before the closing of the voting facilities at 11:59 p.m. Eastern Time on September 18, 2022.

•	You may submit another properly signed proxy card with a later date, provided such proxy card is received no later than 11:59 p.m. Eastern Time on September 18, 2022.

•

You may send a signed written notice that you are revoking your proxy to Zendesk’s Corporate Secretary at 989 Market Street, San Francisco, CA 94103, provided such written notice is received no later than the close of business on September 16, 2022.

•	You may attend the Special Meeting and vote thereat. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting via the Special Meeting website.

Q:	How important is my vote?

A:

Your vote AGAINST each of the Merger Agreement Proposals, Compensation Proposal and Adjournment Proposal is very important, and you are encouraged to submit the Company Proxy Card enclosed with the Company’s Proxy Statement marked AGAINST each of the Merger Agreement Proposals as soon as possible.

According to the Company’s Proxy Statement, if a quorum is present at the Special Meeting, the failure of any Zendesk stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet or by telephone; or (c) vote virtually at the Special Meeting will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal and the Adjournment Proposal. Each “broker non-vote” will also count as a vote AGAINST the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is not present, abstentions will have the same effect as a vote AGAINST the Adjournment Proposal.

We urge you to demonstrate your opposition to the proposed Merger and to send a message to the Board that the proposed Merger is not in the best interest of Zendesk stockholders by marking the Company Proxy Card enclosed with the Company’s Proxy Statement AGAINST the Merger Proposals, and completing, signing, dating and returning such Company Proxy Card in the prepaid reply envelope provided by the Company as soon as possible.

Q:	What happens if the Merger is not completed?

A:	If the Merger Agreement is not adopted by Zendesk stockholders, or if the Merger is not completed for any other reason:

•	Zendesk stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Zendesk common stock pursuant to the Merger Agreement;

•

(a) Zendesk will remain an independent public company; (b) Zendesk common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (c) Zendesk will continue to file periodic reports with the SEC; and

•	under specified circumstances, Zendesk will be required to pay Parent a termination fee of $254 million upon the termination of the Merger Agreement.

Q:	Where can I find additional information concerning Zendesk and the Merger?

A:

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Special Meeting, including:

•	a summary term sheet of the Merger;

•	the terms of the Merger Agreement and the Merger and related transactions;

•	any reports, opinions and/or appraisals received by Zendesk in connection with the Merger;

•	past contacts, transactions and negotiations by and among the parties to the Merger and their respective affiliates and advisors;

•	federal and state regulatory requirements that must be complied with and approvals that must be obtained in connection with the Merger;

•	the trading prices of Common Stock over time;

•	the compensation paid and payable to Zendesk’s directors and executive officers; and

•	appraisal rights and dissenters’ rights.

We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

Q.	What do I need to do now?

A.

Even if you plan to attend the virtual Special Meeting, after carefully reading and considering the information contained in this Proxy Statement, please submit your Company Proxy Card enclosed with the Company’s Proxy Statement marked AGAINST the Merger Proposals promptly to ensure that your shares are represented at the Special Meeting. If you hold your shares of Common Stock in your own name as the shareholder of record, please submit your proxy for your shares of Common Stock by marking the Company Proxy Card enclosed with the Company’s Proxy Statement AGAINST the Merger Proposals, and completing, signing, dating and returning such proxy card in the prepaid reply envelope provided by the Company. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee.

WE URGE YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THEN SUPPORT OUR EFFORTS BY MARKING THE COMPANY PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT AGAINST THE MERGER PROPOSALS, AND COMPLETING, SIGNING, DATING AND RETURNING SUCH COMPANY PROXY CARD IN THE PREPAID REPLY ENVELOPE PROVIDED BY THE COMPANY TODAY TO VOTE AGAINST THE MERGER PROPOSALS.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the proxy solicitation are anticipated to be Light Street Capital Management, LLC (“Light Street Capital Management”), Light Street Mercury Master Fund, L.P. (“Mercury”), Light Street SPV7, L.P. (“SPV7”), Light Street Tungsten Master Fund, L.P. (“Tungsten Master Fund”), Light Street Halo, L.P. (“Halo”) and Glen Kacher. The principal business of Light Street Capital Management is serving as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo. Each of Mercury, SPV7, Tungsten Master Fund and Halo has been formed for the purpose of investing in securities and engaging in all related activities and transactions. The principal business of Mr. Kacher is serving as the Chief Investment Officer of Light Street Capital Management.

The address of the principal office of each of Light Street Capital Management, Mercury, SPV7, Tungsten Master Fund, Halo, and Mr. Kacher, is 505 Hamilton Avenue, Palo Alto, California 94301.

As of the date hereof, Mercury directly owns 1,257,571 shares of Common Stock, SPV7 directly owns 1,260,409 shares of Common Stock, Tungsten Master Fund directly owns 174,400 shares of Common Stock, and Halo directly owns 33,721 shares of Common Stock. Light Street, as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo, exercises voting and investment power over the Common Stock held for the account of Mercury, SPV7, Tungsten Master Fund and Halo, and as such may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo. Mr. Kacher, as the Chief Investment Officer of Light Street, may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo.

For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Light Street will promptly deliver a separate copy of the document to you if you write to us at the following address: 505 Hamilton Avenue, Palo Alto, California 94301. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

Light Street is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Light Street is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the proxy card enclosed with the Company Proxy Statement will vote on such matters in their discretion.

See Schedule II for information regarding persons who beneficially own more than 5% of the outstanding shares of Common Stock and the ownership of the shares of Common Stock by the management and directors of the Company.

The information concerning the Company and the proposals in the Company’s Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, we were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information provided herein relating to any person (other than the participants in this solicitation) is provided only to the knowledge of Light Street.

This Proxy Statement is dated September [●], 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s Proxy Statement, if the Merger is completed, Zendesk will have no public stockholders and there will be no public participation in any future meetings of Zendesk stockholders. However, if the Merger is not completed, Zendesk stockholders will continue to be entitled to attend and participate in stockholder meetings.

After the 2022 annual meeting of Zendesk stockholders that occurred on August 17, 2022, there will be no annual meetings of Zendesk stockholders if the Merger is completed.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS ALREADY INCLUDED IN THE COMPANY’S PROXY STATEMENT BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, DETAILED INFORMATION RELATING TO THE BACKGROUND, REASONS FOR, TERMS AND CONSEQUENCES OF THE MERGER, INCLUDING RISK FACTORS, FINANCIAL AND PRO FORMA INFORMATION, TAX CONSEQUENCES, ACCOUNTING TREATMENT, DESCRIPTION OF BUSINESS CONDUCTED BY THE COMPANY, DESCRIPTION AND SHARE PRICE INFORMATION OF THE COMMON STOCK, AND INTEREST OF OFFICERS AND DIRECTORS OF THE COMPANY IN THE MERGER.

The information concerning the Company and the proposals in the Company’s Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information.

Your vote is important. No matter how many or how few shares of Common Stock you own, please mark the Company Proxy Card enclosed with the Company’s Proxy Statement AGAINST the Merger Proposals, sign and date the enclosed Company Proxy Card and return it in the postage-paid envelope provided by the Company promptly to vote AGAINST the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.

Dated: September [●], 2022	Light Street Capital Management, LLC

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Light Street Mercury Master Fund, L.P.

Nature of Transaction	Amount of Securities Purchased/Sold	Date of Transaction
Purchase of Common Stock	204,097.00	07/23/2021
Purchase of Common Stock	120,903.00	07/26/2021
Purchase of Common Stock	100,000.00	07/29/2021
Purchase of Common Stock	15,000.00	08/02/2021
Sale of Common Stock	(40,000.00)	08/30/2021
Purchase of Common Stock	75,000.00	09/03/2021
Purchase of Common Stock	50,000.00	10/13/2021
Purchase of Common Stock	75,000.00	10/14/2021
Sale of Common Stock	(7,887.00)	10/19/2021
Purchase of Common Stock	7,887.00	10/20/2021
Purchase of Common Stock	25,000.00	10/21/2021
Sale of Common Stock	(110,000.00)	10/25/2021
Sale of Common Stock	(15,000.00)	10/26/2021
Sale of Common Stock	(32,472.00)	10/27/2021
Purchase of Common Stock	150,000.00	10/28/2021
Sale of Common Stock	(67,528.00)	10/29/2021
Purchase of Common Stock	200,000.00	11/02/2021
Sale of Common Stock	(4,223.00)	11/09/2021
Sale of Common Stock	(75,777.00)	11/18/2021
Purchase of Common Stock	55,000.00	11/24/2021
Purchase of Common Stock	25,000.00	11/29/2021
Purchase of Common Stock	175,000.00	11/30/2021
Purchase of Common Stock	95,000.00	12/06/2021
Purchase of Common Stock	150,000.00	12/07/2021
Sale of Common Stock	(67,925.00)	12/13/2021
Purchase of Common Stock	107,925.00	12/17/2021
Sale of Common Stock	(60,000.00)	12/23/2021
Sale of Common Stock	(50,000.00)	12/27/2021
Sale of Common Stock	(36,778.00)	01/04/2022
Sale of Common Stock	(81,946.00)	01/13/2022
Sale of Common Stock	(16,867.00)	01/14/2022
Purchase of Common Stock	235,591.00	02/10/2022
Purchase of Common Stock	100,000.00	02/15/2022
Sale of Common Stock	(50,000.00)	03/11/2022
Sale of Common Stock	(34,362.00)	03/28/2022
Sale of Common Stock	(90,638.00)	03/29/2022
Purchase of Common Stock	50,000.00	04/13/2022
Purchase of Common Stock	73,139.00	04/19/2022
Purchase of Common Stock	9,432.00	04/20/2022

Purchase of July 15, 2022 Call Options ($130 strike price) [1]	500,000	03/02/2022
Purchase of July 15, 2022 Call Options ($130 strike price)[1]	500,000	03/03/2022

Purchase of July 15, 2022 Call Options ($130 strike price) [1]	1,000,000	03/09/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	821,200	04/14/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	1,155,600	04/18/2022
Sale of July 15, 2022 Call Options ($130 strike price) [1]	(2,000,000)	07/15/2022
Sale of July 15, 2022 Call Options ($140 strike price) [1]	(1,976,800)	07/15/2022

Light Street Tungsten Master Fund, L.P.
Purchase of Common Stock	16,767.00	07/23/2021
Purchase of Common Stock	9,933.00	07/26/2021
Purchase of Common Stock	11,400.00	07/29/2021
Purchase of Common Stock	5,000.00	07/30/2021
Sale of Common Stock	(800.00)	08/13/2021
Sale of Common Stock	(2,600.00)	08/23/2021
Sale of Common Stock	(2,800.00)	08/24/2021
Sale of Common Stock	(2,000.00)	08/25/2021
Purchase of Common Stock	1,000.00	08/26/2021
Sale of Common Stock	(2,800.00)	08/30/2021
Purchase of Common Stock	7,800.00	09/03/2021
Purchase of Common Stock	3,000.00	09/15/2021
Sale of Common Stock	(2,000.00)	09/22/2021
Purchase of Common Stock	2,500.00	09/29/2021
Sale of Common Stock	(1,000.00)	09/30/2021
Purchase of Common Stock	4,500.00	10/13/2021
Purchase of Common Stock	5,000.00	10/14/2021
Purchase of Common Stock	2,000.00	10/19/2021
Purchase of Common Stock	3,000.00	10/21/2021
Sale of Common Stock	(10,000.00)	10/25/2021
Sale of Common Stock	(2,922.00)	10/27/2021
Purchase of Common Stock	400.00	10/28/2021
Sale of Common Stock	(4,000.00)	10/29/2021
Purchase of Common Stock	14,000.00	11/02/2021
Sale of Common Stock	(2,000.00)	11/10/2021
Purchase of Common Stock	2,500.00	11/22/2021
Purchase of Common Stock	17,000.00	11/24/2021
Purchase of Common Stock	16,000.00	11/30/2021
Purchase of Common Stock	8,600.00	12/06/2021
Purchase of Common Stock	3,000.00	12/07/2021
Sale of Common Stock	(7,000.00)	12/08/2021
Purchase of Common Stock	27,000.00	12/13/2021
Purchase of Common Stock	5,000.00	12/14/2021
Purchase of Common Stock	7,000.00	12/17/2021
Sale of Common Stock	(10,000.00)	12/23/2021
Sale of Common Stock	(2,173.00)	01/04/2022
Purchase of Common Stock	12,252.00	01/06/2022
Sale of Common Stock	(4,000.00)	01/07/2022

Purchase of Common Stock	10,184.00	01/10/2022
Sale of Common Stock	(13,300.00)	01/11/2022
Sale of Common Stock	(5,500.00)	01/14/2022
Sale of Common Stock	(6,000.00)	01/18/2022
Sale of Common Stock	(5,000.00)	01/26/2022
Purchase of Common Stock	4,000.00	02/01/2022
Sale of Common Stock	(7,000.00)	02/08/2022
Purchase of Common Stock	34,059.00	02/10/2022
Purchase of Common Stock	10,000.00	02/15/2022
Purchase of Common Stock	9,400.00	02/17/2022
Purchase of Common Stock	7,000.00	03/07/2022
Sale of Common Stock	(14,000.00)	03/09/2022
Sale of Common Stock	(19,000.00)	03/18/2022
Purchase of Common Stock	10,000.00	03/22/2022
Purchase of Common Stock	10,000.00	03/28/2022
Sale of Common Stock	(6,000.00)	03/29/2022
Purchase of Common Stock	9,000.00	04/04/2022
Purchase of Common Stock	8,000.00	04/13/2022
Purchase of Common Stock	10,000.00	06/23/2022

Light Street Halo, L.P.
Purchase of Common Stock	3,140.00	07/23/2021
Purchase of Common Stock	1,860.00	07/26/2021
Purchase of Common Stock	2,100.00	07/29/2021
Purchase of Common Stock	1,000.00	07/30/2021
Sale of Common Stock	(400.00)	08/13/2021
Sale of Common Stock	(300.00)	08/23/2021
Sale of Common Stock	(500.00)	08/24/2021
Sale of Common Stock	(350.00)	08/25/2021
Purchase of Common Stock	250.00	08/26/2021
Sale of Common Stock	(700.00)	08/30/2021
Purchase of Common Stock	1,650.00	09/03/2021
Purchase of Common Stock	550.00	09/15/2021
Sale of Common Stock	(500.00)	09/22/2021
Purchase of Common Stock	520.00	09/29/2021
Sale of Common Stock	(250.00)	09/30/2021
Purchase of Common Stock	1,000.00	10/13/2021
Purchase of Common Stock	1,000.00	10/14/2021
Purchase of Common Stock	600.00	10/19/2021
Purchase of Common Stock	400.00	10/21/2021
Sale of Common Stock	(1,700.00)	10/25/2021
Sale of Common Stock	(584.00)	10/27/2021
Purchase of Common Stock	40.00	10/28/2021
Sale of Common Stock	(800.00)	10/29/2021
Sale of Common Stock	(600.00)	11/01/2021
Purchase of Common Stock	2,667.00	11/02/2021
Sale of Common Stock	(800.00)	11/10/2021
Purchase of Common Stock	400.00	11/22/2021
Purchase of Common Stock	2,900.00	11/24/2021
Purchase of Common Stock	400.00	11/30/2021

Purchase of Common Stock	3,600.00	12/06/2021
Purchase of Common Stock	300.00	12/07/2021
Sale of Common Stock	(90.00)	12/08/2021
Purchase of Common Stock	5,800.00	12/13/2021
Purchase of Common Stock	200.00	12/17/2021
Sale of Common Stock	(1,300.00)	12/23/2021
Sale of Common Stock	(368.00)	01/04/2022
Purchase of Common Stock	2,500.00	01/06/2022
Sale of Common Stock	(1,000.00)	01/07/2022
Purchase of Common Stock	1,816.00	01/10/2022
Sale of Common Stock	(2,200.00)	01/11/2022
Sale of Common Stock	(1,800.00)	01/18/2022
Sale of Common Stock	(1,300.00)	01/26/2022
Purchase of Common Stock	750.00	02/01/2022
Sale of Common Stock	(1,200.00)	02/08/2022
Purchase of Common Stock	6,700.00	02/10/2022
Purchase of Common Stock	500.00	02/15/2022
Purchase of Common Stock	2,100.00	02/17/2022
Purchase of Common Stock	1,000.00	03/07/2022
Sale of Common Stock	(2,200.00)	03/09/2022
Sale of Common Stock	(2,780.00)	03/18/2022
Sale of Common Stock	(1,000.00)	03/21/2022
Purchase of Common Stock	2,000.00	03/22/2022
Purchase of Common Stock	2,000.00	03/28/2022
Sale of Common Stock	(1,200.00)	03/29/2022
Purchase of Common Stock	4,400.00	04/04/2022
Purchase of Common Stock	2,000.00	04/13/2022
Purchase of Common Stock	1,500.00	06/23/2022

Light Street SPV7, L.P.
Purchase of Common Stock	72,870.00	03/31/2022
Purchase of Common Stock	1,461.00	04/05/2022
Purchase of Common Stock	735,000.00	04/26/2022
Purchase of Common Stock	451,078.00	04/27/2022

Purchase of July 15, 2022 Call Options ($130 strike price)[1]	68,300	03/31/2022
Purchase of July 15, 2022 Call Options ($130 strike price)[1]	1,100	04/05/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	119,600	03/31/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	1,900	04/05/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	1,300,000	04/26/2022
Purchase of July 15, 2022 Call Options ($140 strike price) [1]	1,824,600	04/27/2022
Sale of July 15, 2022 Call Options ($130 strike price) [1]	(69,400)	07/15/2022
Sale of July 15, 2022 Call Options ($140 strike price) [1]	(3,246,100)	07/15/2022

[1]	Represents shares of Common Stock underlying the call options.

SCHEDULE II

The following table is reprinted from the Definitive Proxy Statement filed by Zendesk with the Securities and Exchange Commission on August 8, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of Zendesk common stock by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of outstanding Zendesk common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and therefore it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and restricted stock units outstanding as of July 19, 2022, that were exercisable or issuable or will become exercisable or issuable within 60 days of July 19, 2022, to be outstanding and to be beneficially owned by the person holding the option or restricted stock unit for the purpose of computing the percentage ownership of that person, but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 123,429,222 shares of our common stock outstanding as of July 19, 2022. Beneficial ownership representing less than 1% is denoted with an asterisk (* ).

Named Executive Officers and Directors:	Amount and Nature of Beneficial Ownership	Ownership %
Mikkel Svane(1)	2,533,075	2.1%
Shelagh Glaser(2)	36,079	*
Alex Constantinople(3)	26,211	*
Adrian McDermott(4)	543,824	*
Norman Gennaro(5)	139,109	*
Elena Gomez(6)	4,665	*
Marc Cabi(7)	335	*
Archana Agrawal(8)	1,962	*
Carl Bass(9)	67,204	*
Michael Curtis(10)	44,262	*
Michael Frandsen(11)	15,445	*
Brandon Gayle(12)	2,324	*
Steve Johnson(13)	2,303	*
Hilarie Koplow-McAdams(14)	14,761	*
Thomas Szkutak(15)	10,430	*
Ronald Pasek	0	*
All directors and executive officers as a group (18 persons)(16)	3,695,032
5% or Greater Stockholders
Capital World Investors(17)	6,629,208	5.4%
The Vanguard Group(18)	11,461,432	9.3%
BlackRock, Inc.(19)	6,674,928	5.41%
Total of all Directors, Officers, and >5% Shareholders	28,460,600	23.1%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Zendesk common stock.
(1)

Consists of (i) 853,913 shares held of record, (ii) 82,000 shares held of record by the Svane Family Foundation, (iii) 1,593,272 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022, and (iv) 3,890 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(2)

Consists of (i) 7,816 shares held of record, (ii) 25,763 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022, and (iii) 2,500 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(3)

Consists of (i) 5,679 shares held of record, (ii) 18,799 subject to outstanding options which are exercisable within 60 days of July 19, 2022, and (iii) 1,733 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(4)

Consists of (i) 94,385 shares held of record, (ii) 446,209 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022, and (iii) 3,230 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(5)

Consists of (i) 28,715 shares held of record, (ii) 106,807 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022, and (iii) 3,587 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(6)	Consists of 4,665 shares held of record. The shares held of record are based on Ms. Gomez’s last Form 4 filed with the SEC on April 16, 2021.
(7)	Consists of 335 shares held of record. The shares held of record are based on Mr. Cabi’s last Form 4 filed with the SEC on May 26, 2021.
(8)	Consists of 1,962 shares held of record.
(9)	Consists of (i) 17,204 shares held of record, and (ii) 50,000 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022.
(10)

Consists of (i) 14,518 shares held of record, (ii) 26,026 shares subject to outstanding options which are exercisable within 60 days of July 19, 2022 and (iii) 3,718 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(11)	Consists of 15,445 shares held of record.
(12)	Consists of 2,324 shares held of record.
(13)	Consists of 2,303 shares held of record.
(14)	Consists of 14,761 shares held of record.
(15)	Consists of 10,430 shares held of record.
(16)

Consists of (i) 1,220,515 shares held of record by our current directors and executive officers, (ii) 2,450,468 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of July 19, 2022, and (iii) 24,049 shares issuable within 60 days of July 19, 2022 upon the vesting of restricted stock units.

(17)

Based on the most recently available Schedule 13G/A filed with the SEC on July 8, 2022 by Capital World Investors. Capital World Investors beneficially owned 6,629,208 shares having sole voting power over 6,614,062 shares and sole dispositive power over 6,629,208 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(18)

Based on the most recently available Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 11,461,432 shares, with shared voting power over 114,800 shares, sole dispositive power over 11,201,248 shares, and shared dispositive power over 260,184 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(19)

Based on the most recently available Schedule 13G/A filed with the SEC on March 11, 2022 by BlackRock, Inc., BlackRock, Inc. beneficially owned 6,674,928 shares, with BlackRock, Inc. having sole voting power over 5,937,515 shares, and sole dispositive power over 6,674,928 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please vote AGAINST the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal by taking these steps:

•	MARKING the Company Proxy Card enclosed with the Company’s Proxy Statement AGAINST the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal,

•	SIGNING the Company Proxy Card enclosed with the Company’s Proxy Statement,

•	DATING the Company Proxy Card enclosed with the Company’s Proxy Statement, and

•	MAILING the Company Proxy Card enclosed with the Company’s Proxy Statement TODAY in the envelope provided by the Company (no postage is required if mailed in the United States).

If you sign, date and mail your Company Proxy Card without indicating that you wish to vote AGAINST the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, your proxy will be counted as a vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

You may vote your shares at the virtual Special Meeting; however, even if you plan to attend the virtual Special Meeting, we recommend that you submit the Company Proxy Card enclosed with the Company’s Proxy Statement by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the virtual Special Meeting. If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote.

If you have any questions, require assistance in voting your Company Proxy Card, or need additional copies of Light Street’s proxy materials, please contact us at 505 Hamilton Avenue, Palo Alto, California 94301.